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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001



                                   SATX, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                   000-29755                      87-0293479
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


             8351 ROSWELL ROAD, SUITE 374
                   ATLANTA, GEORGIA                                 30350
       (Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (813) 290-0911





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In June 2001 and effective immediately, SATX, Inc. and Subsidiaries (the "Company"), selected the accounting firm of Grassi & Co., P.C. ("Grassi") as the independent accountants for the Company for the year ending December 31, 2001 to replace the accounting firm of Lazar Levine & Felix LLP, ("LL&F"). The decision to change accountants was approved by the Board of Directors.

The Company filed its Annual Report on Form 10-KSB for the year ended December 31, 2000 upon LL&F's completion of their audit of the Company's consolidated financial statements for the year then ended. The Form 10-KSB was filed on April 26, 2001.

During the period between the change in accountants and the effectiveness of LL&F's replacement (the "Pre-Effective Period"), there were no disagreements with LL&F on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of LL&F) would have caused LL&F to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the consolidated financial statements of the Company for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified to audit scope or accounting principles, but was modified for a going concern uncertainty.

During the Pre-Effective Period, the Company (or anyone on the Company's behalf) did not consult with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statement and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

The Company has requested LL&F to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether LL&F agrees with the above statements. A copy of this letter is attached to this current report on Form 8-K.

ITEM 7.    EXHIBITS.

     Exhibit No.           Description.
     -----------           -----------

       16.1                Letter from Lazar Levine & Felix LLP



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     SATX, INC.


Date:  June 29, 2001                 By: /S/ TERRY L. COLBERT
                                         ---------------------------------------
                                         Terry L. Colbert
                                         Chairman of the Board of Directors,
                                         Chief Executive Officer and President




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                                  EXHIBIT INDEX

     Exhibit No.           Description.
     -----------           -----------

     16.1                  Letter from Lazar Levine & Felix LLP